Investor Presentation NYSE Amex: NBS April 2012

Forward-Looking Statements

Included in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, as well as historical information. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of NeoStem, Inc. and its subsidiaries (collectively, the "Company"), or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward-looking statements. When used in this presentation, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements, although some forward looking statements are expressed differently. Additionally, statements regarding our ability to successfully develop, integrate and grow the businesses at home and abroad, including with regard to the Company's research and development efforts in cellular therapy, its adult stem cell and umbilical cord blood collection, processing and storage business, contract manufacturing and process development of cellular based medicines, and the pharmaceuticals manufacturing operations conducted in China, the future of regenerative medicine and the role of stem cells in that future, the future use of stem cells as a treatment option and the role of VSEL™ Technology in that future and the potential revenue growth of such businesses, are forward-looking statements. Our future operating results are dependent upon many factors and our further development is highly dependent on future medical and research developments and market acceptance, which is outside our control. Forward-looking statements, including with respect to the successful execution of the Company's strategy, may not be realized due to a variety of factors and we cannot guarantee their accuracy or that our expectations about future events will prove to be correct. Such factors include, without limitation, (i) our ability to manage the business despite operating losses and cash outflows; (ii) our ability to obtain sufficient capital or strategic business arrangements to fund our operations and expansion plans, including meeting our financial obligations under various licensing and other strategic arrangements, the funding of our clinical trials for AMR-001, and the commercialization of the relevant technology; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) our ability to integrate the Company's acquired businesses successfully and grow such acquired businesses as anticipated; (v) whether a large global market is established for our cellular-based products and services and our ability to capture a share of this market; (vi) competitive factors and developments beyond our control; (vii) scientific and medical developments beyond our control; (viii) our ability to obtain appropriate governmental licenses, accreditations or certifications or comply with healthcare laws and regulations or any other adverse effect or limitations caused by government regulation of the business; (ix) whether any of our current or future patent applications result in issued patents, the scope of those patents and our ability to obtain and maintain other rights to technology required or desirable for the conduct of our business; (x) whether any potential strategic benefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these licensed technologies will be realized; (xi) the results of our development activities, including the timing, enrollment, outcome and/or results of any clinical trials; (xii) our ability to successfully divest our 51% ownership of our Erye subsidiary and the value that may be realized given recent regulatory developments in China; (xiii) factors regarding our business and initiatives in China and, generally, regarding doing business in China, including through our variable interest entity structure and our ability to successfully wind down most or all of our regenerative medicine initiatives in China; and (xiv) the other risk factors disclosed in the Company's Annual Report on Form 10-k filed with the Securities and Exchange Commission on March 20, 2012 and other periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under "Search for Company Filings."

All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors. We undertake no obligation to update or revise these forward-looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect the occurrence of unanticipated events or otherwise, except to the extent required by federal securities laws.

NeoStem
WWW.NEOSTEM.COM
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3 3 3 • Of the approximately 800,000 annual AMI patients in the U.S., 20% (160,000) are STEMI, and are at risk to experience progressive deterioration in heart muscle function leading to: • Premature Death • Recurrent Myocardial Infarction • Congestive Heart Failure References: American Heart Association Quyyumi AA et al 2011, American Heart Journal; 161(1) 98 - 105 • A consequence of inadequate perfusion (microvascular insufficiency) is hibernating cardiomyocytes and progressive cardiomyocyte loss due to apoptosis Clear Unmet Medical Need for AMI Patients

4 Cell Type: CD34⁺CXCR4 + Cells are a Natural Repair Mechanism • A distress signal (HIF) is induced by hypoxia in the peri - infarct zone • HIF induces synthesis of SDF - 1 which mobilizes CD34 + CXCR4 + cells • The mobilized cells are trophic to the peri - infarct zone, preventing apoptosis through paracrine effects and effecting neoangiogenesis The body attempts to rescue damaged tissue to prevent ventricular remodeling: CD34+/CXCR4+ SDF Gradient CD34+ cell laying down new blood vessels AMR - 001: Highly purified (CD34 + ) and active (CXCR4 + ) cell population

5 • AMR - 001 is an autologous bone marrow derived therapeutic intended to preserve heart muscle function and limit MACE following Acute Myocardial Infarction (AMI) • Pharmaceutical grade: Defined identity, purity, potency, relevant biologic stability (mobility in an SDF - 1 gradient), sterility and dose threshold in our completed Phase 1 clinical trial • Confirmed mechanism of action: Based on SDF - 1 mediated mobility • 72 hour shelf life allows flexible treatment window • Dominant IP position with both composition of matter and method patents through 2028 • Early pharmacoeconomic assessment supports value of AMR - 001 AMR - 001: Preservation of Heart Muscle Function

6 Phase 1 Trial Design for AMR - 001 • Patient presents with chest pain + STEMI • Receives a stent • If ejection fraction (EF) ≤ 50% (96 hours post stenting), patient is eligible for treatment Day 1 Day 4 • Patient bone marrow harvested • CD34 + CXCR4 + cells isolated using proprietary technology • Intracoronary infusion of 5, 10, 15M of CD34 + CXCR4 + cell product (treatment arm), versus control. Day 5 - 8 6 Day 6 - 10 CMR Ventriculography Injection into the IRA 6 - 8 Hour Cell Separation Process

7 7 7 Dose Response of Mobile CD34+ Cells Established Y = Δ Infarct % LV Mass, X = Dose of SDF1 mobile CD34 cells Increasing doses of AMR - 001 reduced the size of the infarct region by CMR Increasing doses of AMR - 001 reduced RTSS indicating improved perfusion Y= Δ RTSS, X = Dose of SDF1 mobile CD34 cells Quyyumi AA et al 2011, American Heart Journal; 161(1) 98 - 105

8 8 8 Establishment of a Threshold Dose of CD34+ Cells for Efficacy RTSS ( Hypoperfusion ) Baseline correlates with infarct size Cohort Base Line 6 months Delta % Change Control 259.0 273.5 +14.5 +5.6 5M Cells 714.2 722.0 +7.8 +1.1 10M Cells 998.6 635.8 - 362.8 - 36.4 15M Cells 584.0 462.0 - 122.0 - 20.9 Patients dosed ≥ the threshold dose of 10 million cells showed significant improvement in perfusion DSMB determined that no adverse events were related to therapy Quyyumi AA et al 2011, American Heart Journal; 161(1) 98 - 105 RTSS: Resting Total Severity Score

9 9 9 Subgroup Analyses: Additional Cardiac Function Test Results RTSS ( Hypoperfusion ) 6 month Base Line 6 Mo. Δ % Δ Below Threshold 385.4 398.1 +12.6 +3.3 Above Threshold 814.3 558.6 - 255.8 - 31.4 (p=0.01)* * Threshold 10m cells or more Ejection Fraction 6 month BL 6 Mo. Δ % % Δ Below Threshold 51.0 51.8 0.7 +1.3 Above Threshold 48.2 52.7 +4.5 +9.4 End Systolic Volume 6 month BL 6 Mo. Δ ml % Δ Below Threshold 77.7 81.3 +3.6 +4.6 Above Threshold 94.1 88.4 - 5.7 - 6.1 The overall composite data and individual scores (RTSS, ESV, EF) support potential best in class product Drop in Ejection Fraction 30% 40% Above Threshold Ejection Fraction [ Improvement +9.4% ] Quyyumi AA et al 2011, American Heart Journal; 161(1) 98 - 105

10 PreSERVE AMI Trial Phase 2 Clinical Plan 10 Indication Post - AMI preservation of cardiac function Primary Endpoint Increased cardiac perfusion (RTSS) measured by SPECT at baseline and 6 months Other Endpoints Secondary endpoints to determine preservation of cardiac function and clinical events: CMR to measure LVEF, LVESV, LVEDV, regional myocardial strain, infarct/ peri - infarct regional wall motion abnormalities, and infarct size (baseline and 6 months) Quality of Life measures: (KCCQ & SAQ*) Reduction in cumulative MACE and other adverse clinical cardiac events - 6, 12, 18, 24, and 36 months Frequency of Treatment Single dose Dose Randomization Minimum dose for release > 10m cells Randomized 1:1 treatment to sham placebo control Number of Subjects 160 patients Number of Sites 34+ (17 clinical trial sites have been activated) Geography United States First Data Readout Six months after completion of enrollment: Perfusion, cardiac function, QOL* and other clinical events * KCCQ: Kansas City Cardiomyopathy Questionnaire SAQ: Seattle Angina Questionnaire

11 Additional Potential Indications for AMR - 001 • AMR - 001 platform can be applied to other conditions resulting from underlying ischemia • Chronic myocardial ischemia post - AMI • Congestive heart failure • Critical limb ischemia • Cryopreserved preparations of AMR - 001 for future vascular insufficiency • Broad and growing patent portfolio supports cardiac and other ischemic conditions • AMR - 001: Composition of matter patent (2028) • 7,794,705: Issued 9/14/2010. Indication: Cardiac: Post AMI early and late • 8,088,370: Issued 1/3/2012. Indication: Any tissue: Post ischemic injury

12 12 12 Development Cost and Pharmacoeconomics • From pre - clinical through Phase 2, PCT’s manufacturing and development experience has translated to significantly lower than average development cost for AMR - 001 • Adverse left ventricular remodeling after STEMI can result in an average medical burden of ≥ $30 - $80K per patient, per year of life • If a patient’s LVEF declines below 40%, then the cost per year escalates for the balance of the patient’s lifetime – AMR - 001 is designed to prevent this decline • Pricing will allow strong commercial margins while significantly reducing costs to the health care system Therapy Stem Cell Product Acquisition Charge US International Total Cost of Therapy Bone Marrow $26,090 $41,555 $125,000 - 150,000 Peripheral Blood (PBSC) $25,620 $41,645 $85,000 - $125,000 Cord Blood Transplant $34,045 $43,025 $150,000 - 300,000 Provenge ® $93,000 (3Trt) Not Available AMR - 001 TBD TBD TBD

AMR-001 Advantages in the Landscape

	AMORCYTE	t2cure	Athersys	Mesoblast/Cephalon	Cytori	Osiris	Aastrom	Aldagen/Cytomedix	Baxter
Clinical Development Stage	PII	PIII	PII	PIII	PII/PIII	PII	PII	PI	PIII
Field of Use	AMI	AMI	AMI	HF	AMI	AMI	DCM	HF	CMI
Defined Mechanism of Action	✓	✓			✓			✓	✓
Autologous	✓	✓			✓		✓	✓	✓
No Potential Toxicities /Safety Signals	✓	✓	✓		✓			✓	✓
Centralized Manufacturing	✓	✓	✓	✓		✓	✓	✓	✓
cGMP Defined Product	✓		✓	✓		✓	✓	✓	✓
Threshold Dose	✓	✓	✓	✓					✓
Cells Not Expanded	✓	✓			✓			✓	✓
Strong IP	✓								

AMI = Acute Myocardial Infarction
HF = Heart Failure
CMI = Chronic Myocardial Ischemia
DCM = Dilated Cardiomyopathy

AMR-001 Advantages

- Functionality of $CD34^+CXCR4^+$ cells
- Confirmed mechanism of action
- cGMP processing and manufacturing that stabilizes the $CD34^+CXCR4^+$ cells
- Potency, viability, stability, sterility, and variability assays
- Threshold dose established at 10 million cells
- Dominant IP
  - ➢ composition of matter
  - ➢ methods and processes
  - ➢ catheter delivery

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Amorcyte Scientific Advisory Board

Eugene Braunwald, MD, FRCP	• Brigham & Women's Hospital
Bernard J. Gersh, MD, ChB, DPhil, FRCP	• The Mayo Clinic
Dean J. Kereiakes, MD, FACC	• The Christ Hospital Heart of Greater Cincinnati
Douglas L. Mann, MD, FACC	• Washington University School of Medicine
Andrew L. Pecora, MD, FACP, CPE	• Chief Medical Officer, NeoStem • Hackensack University Medical Center
Carl J. Pepine, MD	• University of Florida College of Medicine
Emerson C. Perin, MD, PhD, FACC	• Texas Heart Institute
Bertram Pitt, MD	• University of Michigan School of Medicine
Arshed Quyyumi, MD, FRCP, FACC	• Principal Investigator, Phase II • Emory University School of Medicine
Edmund K. Waller, MD, PhD, FACP	• Emory University School of Medicine
James T. Willerson, MD	• University Texas Health Science Center
Joseph Wu, MD, PhD	• Stanford University School of Medicine

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NeoStem
WWW.NEOSTEM.COM

15 Clinical Development * Work being done pursuant to independent physician INDs that will help determine the Company’s clinical direction ** Work being done pursuant to exclusive license agreement and independent physician IND *** Based on equity interest and right to back - end royalties and manufacturing in a contract manufacturing client * ** ***

16 Progenitor Cell Therapy (PCT): Commercial Scale Manufacturin g • Recognized industry leader in commercial cell therapy manufacturing experience with virtually every cell type including dendritic cells (7 years of manufacturing for Dendreon’s Provenge ®) • Manufactured 30,000+ cell therapy product procedures and delivered 6,000+ cell therapies to patients worldwide for more than 100 clients • 50,000 square feet of cGMP manufacturing capability located in North America • Large scale manufacturing for clients allows lower costs for internal cell therapy development • Revenue stream from cell therapy manufacturing contracts

17 PCT’s Extensive CMO Pipeline • Establish early partnering relationships with goals of commercial manufacturing, equity participation and back - end royalties • Active companies in the cell therapy space include:

18 Financials, Milestones & Key Executives

19 19 19 Financial Highlights Key Metrics as of December 31, 2011* Revenue $73.7m (twelve months ended 12/31/11) Cash Position $15.2m** Net Loss Excluding Non - Cash Charges $15.5m (twelve months ended 12/31/11)** Total Stock and Equivalent Shares Common Shares 109.3m Options 17.1m (avg. option exercise price $1.71) Warrants 37.4m (avg. warrant exercise price $2.35) Series E Preferred Stock 4.0m * The Company reports on a consolidated basis **See Appendix for GAAP to Non - GAAP reconciliation

20 Clinical Development Manufacturing & Services NeoStem at a Glance • Revenue generating services – contract manufacturing • Strong asset that can be monetized to extend capital runway • Pipeline of cell therapies in development with strong IP portfolio • Research grants and collaborations

21 NeoStem Events and Milestones Product Indication Event Timing AMR - 001 STEMI Enrollment of first patient Completed AMR - 001 STEMI Enrollment completion 1H - 2013 AMR - 001 STEMI Data readout 2H - 2013 AMR - 001 STEMI EU strategy 2012 AMR - 001 CHF Begin Phase 1 trial 2012/2013 Athelos Autoimmune Data readout from work under independent physician INDs (GvHD,T1 diabetes) 1H - 2012 VSELs Multiple Secure additional SBIR and/or DoD government grants 2012 VSELs Macular Degeneration Advance VSELs into a Phase 1a safety trial 2013 PCT Contract Manufacturing Secure additional client contracts 2012 PCT Contract Manufacturing Client partnerships for commercial manufacturing and/or royalties 2012 PCT Contract Manufacturing Expand manufacturing outside the U.S. 2012 Suzhou Erye China Generics Pursuit of divestiture 2012

22 22 22 Key Executives Robin Smith, MD, MBA CEO & Chairman of the Board  MD – Yale; MBA – Wharton  Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management)  Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation Larry May Chief Financial Officer  BS Business Administration – University of Missouri  Formerly Treasurer & Controller at Amgen; SVP Finance & CFO at BioSource Intl  Extensive experience building accounting, finance and IT operations Andrew Pecora, MD, FACP Chief Medical Officer  MD – University of Medicine and Dentistry of New Jersey  Chief Innovations Officer, Professor and Vice President of Cancer Services at John Theurer Cancer Center at Hackensack University Medical Center Robert Preti, PhD President and Chief Scientific Officer of PCT  PhD and MS in Cellular Biology / Hematology - New York University  One of the country’s leading authorities on cell engineering and the principal investigator for a number of clinical trials relating to stem cell transplantation  10 years experience as Director of Hematopoietic Stem Cell Processing & Research Laboratory Jonathan Sackner-Bernstein, MD, FACC VP of Clinical Development and Regulatory Affairs  MD – Jefferson Medical College  Internationally recognized clinical researcher in cardiology  20 years experience in clinical practice, medical research and healthcare management  FDA background as past Associate Director for Technology and Innovation; Former CMO at Clinilabs, a clinical research organization Jian Zhang General Manager, Suzhou Erye Pharmaceuticals Co., Ltd  Joined Erye in 2003; extensive experience in the Chinese pharmaceutical industry  Degree in Finance and Accounting from Central Television University  Certified Public Accountant in China

23 23 23 Board of Directors Robin Smith, MD, MBA CEO & Chairman of the Board  MD – Yale; MBA – Wharton  Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management)  Experience - Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation Richard Berman (Independent)  Over 35 years of venture capital, management, M&A experience  Experience – Current Board of Directors of Apricus Biosciences, Easylink Services International, Inc., Advaxis, Inc., Broadcaster, Inc., National Investment Managers Drew Bernstein, CPA (Independent)  BS – University of Maryland Business School  Licensed in State of New York; member AICPA, NYSSCPA and NSA  Experience – Bernstein & Pinchuk LLP (member of BDO Seidman Alliance); PRC auditing; 200+ real estate transactions with $3B+ aggregate value; accountant and business advisor Edward Geehr, MD (Independent)  BS – Yale University; MD – Duke University  Experience – Abraxis Bio-Science; Allez Spine; IPC-The Hospitalist Company Martyn Greenacre, MBA (Independent)  BA – Harvard College; MBA – Harvard Business School  Experience – Board and executive positions for multiple biopharmaceutical companies; Former CEO of Delsys Pharmaceutical Corporation and Zynaxis Inc; Chairman of the Board of BMP Sunstone Corporation Steven Myers (Independent)  BS Mathematics – Stanford University  Experience – Founder/Chairman/CEO SM&A (competition management services); career in aerospace and defense sectors supporting DoD & NASA programs Andrew Pecora, MD, FACP  MD — University of Medicine and Dentistry of New Jersey  Experience – Chief Innovations Officer, Professor and Vice President of Cancer Services at John Theurer Cancer Center at Hackensack University Medical Center, and Managing Partner of the Northern New Jersey Cancer Center Mingsheng Shi Chairman of the Board of Suzhou Erye Pharmaceutical  BSc Economics & Management – Party School of the Communist Party of China  Professional title of Senior Economist  Extensive experience in pharmaceutical industry in China Eric Wei Managing Partner, RimAsia Capital Partners  BS Mathematics & Economics – Amherst College; MBA – Wharton  Experience – Founder/Managing Partner of RimAsia Capital Partners (private equity); Peregrine Capital, Prudential Securities, Lazard Freres, Citibank; Gilbert Global Equity Partners Crimson Asia Capital Partners NeoStem Board Members

24 Questions

25 25 25 GAAP to Non-GAAP Reconciliations for the twelve months ended December 31, 2011 Consolidated Cash Position Reconciliation Cash & cash equivalents 12,745,432$ Short term investments 559 Cash included in Other Assets 2,500,000 (represents cash held in escrow as security associated with Preferred Series E obligations, with maximum lock up through May 2013) Cash Position 15,245,991$ Consolidated Net Loss Excluding Non-Cash Charges Reconciliation Net Loss (56,582,857)$ Non cash charge adjustments per Cash Flow Statement: Goodwill impairment charge 19,432,667 Common stock, stock options and warrants issued 10,266,023 Depreciation and amortization 8,978,317 Amortization of preferred stock discount and issuance cost 2,440,241 Changes in fair value of derivative liability (2,096,904) Write off of acquired in-process research and development 1,150,000 Gain on disposal of assets (278,920) Non-cash interest expense 661,058 Contributions paid with common stock 607,363 Bad debt recovery (97,739) Net Loss Excluding Non-Cash Charges (15,520,751)$ GAAP to Non - GAAP Reconciliation

26 26 26 • Composition of matter patents granted for Athelos (2023) & AMR - 001 (2028) • NeoStem’s patent estate includes: • Over 30 issued patents • Over 90 pending patent applications • Composition of matter and methods claims • Geographic breadth of filings including North America, Europe, Asia, Australia, Israel and South Africa • Cell therapy focus of NeoStem’s IP includes: • Immunology • Cardiology • Orthopedic • Wound healing • Age related tissue restoration • Stem cell isolation, collection and Storage • VSEL pluripotent stem cell discovery and applications Patents and Patent Applications

27 27 27 VSEL™ Pluripotent Adult Stem Cells heart neuron pancreas VSEL™ • Very small embryonic - like (VSELs TM ) stem cells are believed to be naturally pluripotent • VSELs™ have been shown in animal research to home to sites of injury, up - regulate angiogenesis, down - regulate inflammation (the “paracrine effect”), AND, importantly, go one step further and differentiate into target cell types • The current adult stem cell VSEL™ alternative, induced pluripotent stem cells (iPSCs) are recognized as manipulated or foreign and destroyed by the immune system (even as an autologous product) • Potential indications include macular degeneration, osteoporosis, post ischemic repair, and wounds to name a few • Pre - clinical work funded largely by grants and DOD funding VSELs™ potentially represent the most regenerative adult stem cell as they are pluripotent, autologous, “natural,” and have powerful paracrine effects Rodgerson DO, Harris AG, “A Comparison of Stem Cells for Therapeutic Use”, Stem Cell Rev. 2011 Mar 2.

28 28 28 Athelos: T - reg Cells - Restoring Immune Balance • Partnership with Becton Dickinson which owns 20% of the Athelos subsidiary • Immune mediated diseases, such as GVHD, autoimmune diseases and allergic diseases, are a result of an imbalance between T - effector cells and T - regulatory cells (T - reg) • T - reg therapy represents a novel approach for restoring immune balance by enhancing T - regulatory cell number and function • T - reg cells are collected by apheresis, isolated using surface markers (for example: CD4+, CD25+, FoxP3+), activated and expanded ex vivo approximately 500 fold in 20 days 1 • Phase 1 work is ongoing globally under several independent physician INDs, results of which will inform NeoStem’s future clinical direction 1) Chai, Jian - Guo et al, Journal of Immunology 2008; 180;858 - 869

29 29 29 Athelos Scientific Advisory Board Robert A. Preti, PhD, Chairman  Progenitor Cell Therapy Bruce Blazar, MD  University of Michigan Masonic Cancer Center Jeffrey Bluestone, PhD  University of California, San Francisco, Diabetes Center David A. Horwitz, MD  University of Southern California Carl June, MD  Perelman School of Medicine, University of California Robert Korngold, PhD  Hackensack University Medical Center Wayne A. Marasco, MD, PhD  Dana-Farber Cancer Institute Robert S. Negrin, MD  Stanford University David Peritt, PhD  Hospira Camillo Recordi, MD  University of Miami Diabetes Research Institute Noel L. Warner, PhD  BD Biosciences

30 30 30 Contact Information NeoStem, Inc. NYSE AMEX: NBS www.neostem.com Robin Smith, MD, MBA Chairman & CEO Phone: (212) 584 - 4174 Email: rsmith@neostem.com v4